TENTH AMENDMENT TO CREDIT AGREEMENT AND
FOURTH AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT AND FOURTH AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”), dated as of November 15, 2016, is entered into by and among U.S. AUTO PARTS NETWORK, INC., a Delaware corporation (“Company”), PARTSBIN, INC., a Delaware corporation (“PartsBin”), LOCAL BODY SHOPS, INC., a Delaware corporation (“Local Body Shops”), PRIVATE LABEL PARTS, INC., a Delaware corporation (“Private Label Parts”), WHITNEY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Whitney Auto”, and together with the Company, PartsBin, Local Body Shops and Private Label Parts, collectively, “Borrowers” and each individually a “Borrower”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

RECITALS

A.
Borrowers, the other parties signatory thereto as “Loan Parties” (each individually, a “Loan Party” and collectively, the “Loan Parties”), Administrative Agent, and the financial institutions party thereto as lenders (each individually, a “Lender” and collectively, the “Lenders”) have previously entered into that certain Credit Agreement, dated as of April 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.
Borrowers, the other Loan Parties and Administrative Agent have previously entered into that certain Pledge and Security Agreement, dated as of April 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

C.
Borrowers and the other Loan Parties have further requested that Administrative Agent and the Lenders amend the Credit Agreement and the Security Agreement, and Administrative Agent and the Lenders are willing to amend the Credit Agreement and the Security Agreement pursuant to the terms and conditions set forth herein.

D.
Each Borrower and each other Loan Party is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments to Credit Agreement.

a.	The following definitions are hereby added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

“Banker’s Acceptance Exposure” means, at any time, the sum of (a) the aggregate amount of all outstanding banker’s acceptance Letters of Credit that have not yet been paid by the Issuing Bank, plus (b) the aggregate amount of all LC Disbursements relating to banker’s acceptance Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers. The Banker’s Acceptance LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate Banker’s Acceptance LC Exposure.
“Tenth Amendment” means that certain Tenth Amendment to Credit Agreement and Fourth Amendment to Pledge and Security Agreement, dated as of the Tenth Amendment Effective Date, by and among Borrowers, the other Loan Parties party thereto, Administrative Agent and the Lenders party thereto.
“Tenth Amendment Effective Date” means November 15, 2016.

b.
In the definition of “Covenant Testing Trigger Period” in Section 1.01 of the Credit Agreement, the text “five (5) Business Days (on a cumulative basis rather than a consecutive basis)” is hereby deleted and replaced with the text “three (3) consecutive Business Days”.

c.	The definition of “LC Exposure” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“LC Exposure” means, at any time, the sum of the Commercial LC Exposure, the Standby LC Exposure and the Banker’s Acceptance Exposure. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure.

d.	The definition of “Letter of Credit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Letter of Credit” means any letter of credit or banker’s acceptance issued pursuant to this Agreement.

e.	In the definition of “Maturity Date” in Section 1.01 of the Credit Agreement, the text “April 26, 2017” is hereby deleted and replaced with the text “April 26, 2020”.

f.
In the definition of “Reporting Testing Trigger Period” in Section 1.01 of the Credit Agreement, the text “five (5) Business Days (on a cumulative basis rather than a consecutive basis)” is hereby deleted and replaced with the text “three (3) consecutive Business Days”.

g.	In Section 2.06(b) of the Credit Agreement, the text “$15,000,000” is hereby deleted and replaced with the text “$20,000,000”.

h.	In Section 6.01(e) of the Credit Agreement, the text “$2,000,000” is hereby deleted and replaced with the text “$3,500,000”.

2.Amendment to Security Agreement.

a.
In the definition of “Dominion Trigger Period” in Article I of the Security Agreement, the text “five (5) Business Days (on a cumulative basis rather than a consecutive basis)” is hereby deleted and replaced with the text “three (3) consecutive Business Days”.

3.Conditions Precedent to Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

a.	Amendment. Administrative Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

b.
Representations and Warranties. The representations and warranties set forth herein, and in the Credit Agreement and the Security Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof), must be true and correct in all material respects without duplication of any materiality qualifier contained therein.

4.Representations and Warranties. Each Borrower and each other Loan Party represents and warrants as follows:

a.
Authority. Each Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery, and performance by each Borrower and each other Loan Party of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on such Borrower or such Loan Party.

b.
Enforceability. This Amendment has been duly executed and delivered by each Borrower and each other Loan Party. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid, and binding obligation of each Borrower and each other Loan Party, enforceable against each Borrower and each other Loan Party in accordance with its terms, and is in full force and effect.

c.
Representations and Warranties. The representations and warranties contained in the Credit Agreement and the Security Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof in all material respects without duplication of any materiality qualifier contained therein as though made on and as of the date hereof.

d.	No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

5.Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York, but without giving effect to any federal laws applicable to national banks.

6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of the Amendment.

7.	Reference to and Effect on the Loan Documents.

a.
Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

b.
Upon and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to “the Security Agreement”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as modified and amended hereby.

c.
Except as specifically set forth in this Amendment, the Credit Agreement, the Security Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified, and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of each Borrower and the other Loan Parties to Administrative Agent and the Lenders without defense, offset, claim, or contribution.

d.
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.Ratification. Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and Security Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9.Estoppel. To induce Administrative Agent and Lenders to enter into this Amendment and to induce Administrative Agent and the Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against Administrative Agent or any Lender with respect to the Obligations.

10.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.Severability. In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
BORROWERS:
U.S. AUTO PARTS NETWORK, INC.,
a Delaware corporation
By        /s/ Shane Evangelist
Name:     Shane Evangelist
Title:     Chief Executive Officer
PARTSBIN, INC.,
a Delaware corporation
By        /s/ Shane Evangelist
Name:     Shane Evangelist
Title:     President
LOCAL BODY SHOPS, INC.,
a Delaware corporation
By        /s/ Aaron Colemen
Name:     Aaron Coleman
Title:     President
PRIVATE LABEL PARTS, INC.,
a Delaware corporation
By        /s/ Arthur Simitian
Name:     Arthur Simitian
Title:     President
WHITNEY AUTOMOTIVE GROUP, INC.,
a Delaware corporation
By        /s/ Jim Nelson
Name:     Jim Nelson
Title:     President

[Signature Page to Tenth Amendment to Credit Agreement]

OTHER LOAN PARTIES:
LOBO MARKETING, INC.,
a Texas corporation
By        /s/ Brian Hafer
Name:     Brian Hafer
Title:     President
AUTOMD, INC.,
a Delaware corporation
By        /s/ Tracey Virtue
Name:     Tracey Virtue
Title:     President
PACIFIC 3PL, INC.,
a Delaware corporation
By        /s/ Aaron Coleman
Name:     Aaron Coleman
Title:     President
GO FIDO, INC.,
a Delaware corporation
By        /s/ Aaron Coleman
Name:     Aaron Coleman
Title:     President
AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC.,
a Delaware corporation
By        /s/ David Spangler
Name:     David Spangler
Title:     President

[Signature Page to Tenth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By /s/ Jolinda N. Walden
Name: Jolinda N. Walden
Title: Authorized Officer

[Signature Page to Tenth Amendment to Credit Agreement]